CENTENNIAL BANC SHARE CORP.
                        6795 E. Tennessee Ave., 5th Floor
                             Denver, Colorado 80224

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 20, 2000

                             ----------------------

TO OUR SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of CENTENNIAL BANC SHARE CORP., will be held at our offices,6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on June 20, 2000, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The reelection of four (4) directors to the Board of Directors, to serve until their resignation or removal from office, or until their respective successors are elected and qualified;

     2. Approval of the change of our name to easyQual.com, Inc., or such derivation thereof as may be approved by the Colorado Secretary of State;

     3. The ratification of Michael Johnson & Company, LLC., CPA's as our auditors for the fiscal year ended December 31, 2000; and

     4. Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on May 22, 2000 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

     You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.


                                         By Order of the Board of Directors


                                         /s/ Scott J. Sax
                                         ----------------
                                         Scott J. Sax, President

Denver, Colorado
June 8, 2000



     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                          CENTENNIAL BANC SHARE CORP.
                        6795 E. Tennessee Ave., 5th Floor
                             Denver, Colorado 80224

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 20, 2000

                             INTRODUCTORY STATEMENT
                             ----------------------

     This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of CENTENNIAL BANC SHARE CORP. for use at the Annual Meeting of our Shareholders, to be held at our offices, 6795
E. Tennessee Ave., 5th Floor, Denver, Colorado 80224 on June 20, 2000, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us," "we," or "the Company" refer to CENTENNIAL BANC SHARE CORP. its predecessor and its subsidiary.

     Shareholders of record at the close of business on May 22, 2000 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to us. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Where no instructions are indicated, Proxies will be voted "FOR" the nominees for directors indicated below and "FOR" the proposals to be considered at the Annual Meeting or any adjournment thereof. We plan to mail proxy materials to shareholders of record on or about June 8, 2000.

                VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT
                            -----------------------

     The approval of each of the proposals set forth in this Proxy Statement requires the affirmative vote of a majority of the shares actually voted on such proposal, except that the amendment to our Articles of Incorporation requires the affirmative vote of a majority of shares entitled to be voted at the Meeting.

     All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on May 22, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of May 22, 2000, we had approximately 14,487,000 shares of common stock outstanding.

     The following sets forth the number of shares of our $.0000001 par value common stock beneficially owned by (i) each person who, as of May 22, 2000, was known by us to own beneficially more than five percent (5%) of its common stock;
(ii) our individual Directors; and (iii) our Officers and Directors as a group. As of May 22, 2000, there were 14,262,000 common shares issued and outstanding.

Name and Address                    Amount and Nature of              Percent of
of Beneficial Owner                 Beneficial Ownership (1)(2)         Class
-------------------                 ---------------------------         -----

J. Dean Burden                           1,595,000                      11.2%
6795 E. Tennessee Ave.
Fifth Floor
Denver, Colorado  80224

Scott J. Sax                             3,150,000(3)                   22.09%
6795 E. Tennessee Ave.
Fifth Floor
Denver, Colorado  80224

Patricia W. Saunders                     3,150,000(4)                   22.09%
6795 E. Tennessee Ave.
Fifth Floor
Denver, Colorado  80224

Richard M. Muller                        -0-
6795 E. Tennessee Ave.
Fifth Floor
Denver, Colorado  80224

Matthew Connolly                         -0-
10691 N. Kendall Drive
Suite 311
Miami, Florida 33176

Officers and Directors                   6,300,000                      44.18%
as a Group (4 Persons)(5)

(1)  All ownership is beneficial and of record, unless indicated otherwise.

(2) Beneficial owner listed above has sole voting and investment power with respect to the shares shown, unless otherwise indicated

(3) Includes 3,000,000 shares owned of record. In addition, 150,000 shares are owned in the name of the S&J Trust.

(4) Includes 1,470,000 shares owned of record. In addition, 1,680,000 shares owned in the name of the Investors Trust, for which Ms. Saunders is a beneficial owner.

(5) Does not include 10,000 shares each to be issued to Ms. Saunders and Messrs. Sax, Muller, and Connolly for past services. These shares were not issued as of May 22, 2000. In addition, Messrs. Muller and Connolly have received stock options to acquire each 25,000 shares at $2.00 per share. No options have been exercised as of the date hereof.

                       ACTION TO BE TAKEN UNDER THE PROXY
                       ----------------------------------

     Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (a) "FOR" the re-election of the four (4) persons named in this Proxy Statement as our Management's nominees for election to the Board of Directors; (b) "FOR" the change of our name to easyQual.com, Inc., or such derivation thereof as may be approved by the Colorado Secretary of State; (c) "FOR" the ratification of Michael Johnson & Company, LLC,, CPA's, as our independent public accountants; and (d) "FOR" the transaction of any other business to come before the Meeting, in the discretion of the holders of such Proxies.

     Management knows of no other matters, other than those stated above, to be presented for consideration at the Meeting. If, however, any other matters properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Meeting from time to time.

                              ELECTION OF DIRECTORS
                              ---------------------

     It is proposed that four (4) of the current Directors be re-elected to our Board of Directors, each such Director to hold office until the next Annual Meeting of shareholders or until their successors are elected and qualified.

     It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy FOR the election of the persons listed below, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of certain Directors to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. The Board of Directors recommends that shareholders vote FOR the election of each nominee.

                                     VOTING
                                     ------

     Pursuant to the terms of our Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not accumulate votes.

     The Board of Directors intends to vote the Proxies solicited by it (other than Proxies in which the vote is withheld as to one or more nominees) for the five candidates standing for election as directors nominated by the Board of Directors. If any nominee is unable to serve, the shares represented by all valid Proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     Our Directors and Executive Officers, their ages and positions held in the Company as of May 22, 2000 are as follows:

NAME                              AGE                  POSITION HELD
----                              ---                  -------------

Scott J. Sax                      30                   President and Director

Matthew Connolly                  45                   Executive Vice President
                                                       of Finance, Chief
                                                       Financial Officer, and
                                                       Director

Patricia W. Saunders              51                   Secretary,Treasurer,
                                                       Director

Richard M. Muller                 47                   Director

     Our Directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. The officers serve at the discretion of our Directors. Scott Sax is the son-in-law of Patricia W. Saunders. Otherwise, there are not any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

     Scott J. Sax
     ------------

     Mr. Sax has been our President and a Director since 1999. He has been involved with us through Entrust Mortgage since 1999 and has also been the President of Entrust Mortgage during this period. From 1997 to 1999, he was Operations Manager of EMB Mortgage Corp., a private mortgage company. From 1993 to 1997, he was an officer of Investment Consultants, Inc., which did business as Equityline Financial Services, Inc. Mr. Sax as a B.S. degree in Management from Georgia Institute of Technology.

     Matthew Connolly
     ----------------

     Mr. Connolly has been our Executive Vice President of Finance, Chief Financial Officer and a Director since April, 2000. He also functions as Chief Financial Officer for Million Eyes.com, an Internet Service Provider located in Maryland. He owns a CPA firm in Miami, Florida. In the 1990's he prepared numerous due diligence for a publicly traded telecommunications company which resulted in approximately $32Million in acquisitions. Mr. Connolly graduated from Northern Arizona University with a degree in accounting.

     Patricia W. Saunders
     --------------------

     Ms. Saunders has been our Secretary-Treasurer and a Director since 1999. She has been involved with us through Entrust Mortgage since 1999 and has also been the broker compliance manager of Entrust Mortgage during this period. From 1993 to 1999, she was President of Investment Consultants, Inc., which did business as Equityline Financial Services, Inc. From 1987 to 1992, she was President of Administrative and Management Consulting Services, Inc. Ms. Saunders has a B.S. degree in Marketing from the University of Florida.

     Richard M. Muller
     -----------------

     Mr. Muller has been a Director since 1999. From 1999 to the present, he has been the Chief Financial Officer of Isotec, Incorporated, a Colorado security systems company. From 1986 to the present, he has involved with the implementation of fiscal and administrative activities for Minus de Venezuela, CA, Armas del Caribe, CA, and Cervezeria Isla de Margarita, CA. Mr. Muller has a B.S. degree in Business Administration from the University of Colorado.

     The Board of Directors has established no committees. Members of the Board of Directors receive no additional compensation for their service on the Board of Directors.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
     ---------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires our officers and directors and persons owning more than ten percent of the our Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally,
Item 405 of Regulation S-B under the 34 Act requires us to identify in its Form 10-KSB and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, we have the following report to make under this section. None of our Officers or Directors made timely filings of their Form 3 in the last fiscal year. All such persons eventually made the filings and have been advised concerning their responsibilities regarding future compliance with these rules.

                              EXECUTIVE ENUMERATION
                              ---------------------

     The following table sets forth the Summary Compensation Table for the Chief Executive Officer and the other compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last three completed fiscal years. Except as indicated in the footnotes to this section, no other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee Directors receive no additional compensation for service on the Board of Directors.


                           SUMMARY COMPENSATION TABLE

                          Annual Compensation           Long Term Compensation
                         ---------------------   -----------------------------------
                                                   Awards        Payouts
                                                   ------        -------

Name and                                           Other        Restricted    All
Principal(1)(2)(3)          Salary      Annual   Stock(1)(3)       LTIP      Other
Position          Year   Compensation   Bonus    Compensation     Award(s)  Options/
--------          ----   ------------   -----    ------------     --------  --------
                             ($)         ($)         ($)

J. Dean           1999      13,080        --          --             --        --
Burden            1998      59,259
President(1)      1997      40,104        --          --             --        --

Scott J.          1999      52,500        --
Sax               1998         -0-
President(2)      1997         -0-        --          --             --        --

Patricia W.       1999      20,769        --          --             --        --
Saunders          1998         -0-
Treasurer(2)      1997         -0-        --          --             --        --


     (1)  Mr. Burden resigned from all offices in 1999.

     (2)  Mr. Sax and Ms. Saunders became officers in 1999.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     Messrs. Muller and Connolly have received stock options to acquire each 25,000 shares at $2.00 per share. No options have been exercised as of the date hereof. Otherwise, we have no compensation committee, retirement, pension, stock option, sharing, insurance or other similar programs but plan to establish such programs in the future, although there are no definitive plans to do so at this time.


                          CHANGE OF NAME OF THE COMPANY
                          -----------------------------

     We also seek to change our name to easyQual.com, Inc. If approved, we would still be a Colorado corporation which would be named easyQual.com, Inc., with three subsidiary corporations.

     We seek the name change to better emphasize our business focus. We are in the mortgage business. Our new name shows the new emphasis of our company on developing our mortgage business through the Internet. None of our outstanding Common Shares will be affected by this name change. All shareholders will own the same number of after this change as they did before. We believe that our principal revenue and profit growth for the foreseeable future will be in these activities. It is, therefore, our intention to emphasize this segment of our business focus by utilizing the name easyQual.com, Inc. This resolution requires the affirmative vote of a majority of our issued and outstanding shares. The Board of Directors recommends that shareholders vote FOR the resolution.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
          -------------------------------------------------------------

     We have appointed independent public accountants Michael Johnson & Company, LLC,, CPA's for the fiscal year ended December 31, 2000. This appointment will be submitted to the shareholders for ratification at the Meeting.

     The submission of the appointment of Michael Johnson & Company, LLC,, CPA's is not required by law or the bylaws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the meeting. The Board of Directors recommends a vote FOR the resolution.

                                  OTHER MATTERS
                                  -------------

     As of the date of this Proxy Statement, our Management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

                              SHAREHOLDER PROPOSALS
                              ---------------------

     According to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to the Company for inclusion in its proxy statement. Such proposals for inclusion in the Company's proxy materials relating to the next Annual Meeting of the Company must be received by the Company not later than January 1, 2001.

                          ANNUAL REPORT TO SHAREHOLDERS
                          -----------------------------

     The Company's Annual Report to Shareholders on Form 10KSB, including financial statements, along with the Form 10QSB for the first fiscal quarter, has been mailed with these materials to all shareholders of record. Any shareholder who has not received a copy of such Annual Report on Form 10KSB or Form 10QSB may obtain a copy by writing to us. Such Annual Report on Form 10KSB and Form 10QSB are not to be treated as part of the proxy solicitation material, nor as having been incorporated by reference.

                             SOLICITATION OF PROXIES
                             -----------------------

     The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers, and regular employees may solicit Proxies personally or by telegraph or telephone, without additional compensation.

      NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES
      ---------------------------------------------------------------------

     Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.


                                                   CENTENNIAL BANC SHARE CORP.



                                                   By: /s/ Scott J. Sax
                                                   --------------------
                                                   Scott J. Sax, President

Dated: June 8, 2000

                                      PROXY
                           CENTENNIAL BANC SHARE CORP.
                        6795 E. Tennessee Ave., 5th Floor
                             Denver, Colorado 80224
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

     THE UNDERSIGNED hereby appoints and constitutes Scott J. Sax and Patricia
W. Saunders, and each of them, as his true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders of CENTENNIAL BANC SHARE CORP., to be held at our offices, 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on June 20, 2000, at 10:00 a.m., local time and at any adjournment thereof, on all matters coming before said meeting.

     Management recommends a vote FOR items 1, 2, 3, and 4 and SHARES WILL BE SO VOTED UNLESS YOU INDICATE OTHERWISE:

     1. Approval of the following individuals to serve on the Board of
Directors:

Scott J. Sax                   FOR ___       AGAINST ___       ABSTAIN ___
Patricia W. Saunders           FOR ___       AGAINST ___       ABSTAIN ___
Richard M. Muller              FOR ___       AGAINST ___       ABSTAIN ___
Matthew Connolly               FOR ___       AGAINST ___       ABSTAIN ___


     2. Approval of the change of the Company's name to easyQual.com, Inc., or some similar derivation thereof:

                               FOR ___       AGAINST ___       ABSTAIN ___

     3. Ratification of Michael Johnson & Company, LLC, CPA's as the Company's auditors for the fiscal year ended December 31, 2000:

                               FOR ___       AGAINST ___       ABSTAIN ___

     4. To consider and act upon any matters which may properly come before the Meeting or any adjournment thereof. The Board of Directors are not aware of any business to come before the Meeting.

                               FOR ___       AGAINST ___       ABSTAIN ___


                                     Dated: ____________________________ , 2000.

(Printed Name of Shareholder)  _________________________________________________

(Signature of Shareholder)     _________________________________________________

     This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE PROPOSITION.